UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2021
POST HOLDINGS PARTNERING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40441	86-1759669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IR.S Employer Identification No.)

2503 S. Hanley Road St. Louis, Missouri		63144
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Series A common stock and one-third of one redeemable warrant	PSPC.U	The New York Stock Exchange

Series A common stock, par value $0.0001 per share	PSPC	The New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50 per share	PSPC WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
On July 15, 2021, Post Holdings Partnering Corporation (the “Company”) announced that the holders of the Company’s units (the “Units”) may elect to separately trade the shares of Series A common stock, par value $0.0001 per share (the “Series A common stock”), and redeemable warrants included in the Units commencing on July 16, 2021. Each Unit consists of one share of Series A common stock and one-third of one redeemable warrant to purchase one share of Series A common stock. Any Units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “PSPC.U”. Any underlying shares of Series A common stock and redeemable warrants that are separated will trade on the NYSE under the symbols “PSPC” and “PSPC WS”, respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate the holders’ Units into shares of Series A common stock and redeemable warrants.
A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 15, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2021	POST HOLDINGS PARTNERING CORPORATION
(Registrant)

	By:	/s/ Robert V. Vitale
	Name:	Robert V. Vitale
	Title:	President and Chief Investment Officer

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